Fourth Quarter and Full Year 2016 Results January 19, 2017 NASDAQ: PBCT Exhibit 99.2

Forward-Looking Statement
Certain statements contained in this presentation are forward-looking in nature. These include all statements
about
People's
United
Financial's
plans,
objectives,
expectations
and
other
statements
that
are
not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are
subject
to
risks
and
uncertainties
that
could
cause
People's
United
Financial's
actual
results
or
financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-
interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8)
competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.

Full Year 2016 Overview
•
Net income of $281 million, an increase of $20 million or 8%
—
Earnings per common share of $0.92, an increase of $0.06 or 7%
•
Net interest income
1
of $972 million, an increase of $40 million or 4%
•
Net interest margin of 2.80%, a decrease of 8 basis points
•
Loan growth of $1.3 billion, 5% growth rate
•
Deposit
growth
of
$1.4
billion,
5%
growth
rate
•
Non-interest
income
of
$343
million,
consistent
with
prior
year
(adj.
for
the
2015
gain
on
sale
of
payroll
services
business)
•
Non-interest expense of $869 million, an increase of $8 million or 1%
—
Includes merger-related costs of $5 million
•
Efficiency ratio of 60.5%, an improvement of 100 basis points
•
Net loan charge-offs of 0.06%, an improvement of 2 basis points
(Comparisons versus full year 2015)
1
Net interest income on a fully taxable equivalent basis was $1.0 billion, an increase of 5%.

Loans

End of Period Balances
Growing a broadly diversified portfolio
$21.7
$24.4
$26.6
$28.4
$29.7
($ in billions)
$20.4
$7.2
$7.3
$8.9
$9.4
$10.0
$10.3
$5.4
$6.0
$6.3
$7.2
$7.7
$8.1
$2.0
$2.3
$2.6
$2.9
$3.0
$3.0
$3.6
$3.9
$4.4
$4.9
$5.5
$6.2
$2.2
$2.2
$2.2
$2.2
$2.2
$2.1
2011
2012
2013
2014
2015
2016
Commercial Real Estate
Commercial & Industrial
Equipment Financing
Residential Mortgage
Consumer

Net Interest Income

Net interest income has increased as loan growth has outweighed significant net interest margin compression
5-Year CAGR: +1% (Ex. Accretion: +7%)
($ in millions)
$913
$929
$889
$912
$932
$972
Net Interest Income
$655
$722
$762
$831
$877
$933
2011
2012
2013
2014
2015
2016
NII, Ex. Accretion
Accretion
$258
$207
$127
$81
$55
$39

Deposits

End of Period Balances
$21.6
$22.6
$26.1
$28.4
$29.9
($ in billions)
$20.8
Emphasizing deposit gathering across the franchise
$8.1
$8.7
$9.2
$11.4
$13.2
$14.3
$4.5
$5.1
$5.3
$5.6
$6.2
$6.7
$5.3
$4.7
$4.4
$5.2
$4.8
$4.5
$2.9
$3.3
$3.7
$3.9
$4.2
$4.4
2011
2012
2013
2014
2015
2016
Interest-Bearing Checking & Money Market
Non-Interest-Bearing
Time
Savings

($ in millions)
$314
$320
$342
$330
$343
$343
Non-Interest Income
1
Non-Interest Income
Strengthening fee income organically and via acquisition, despite industry-wide headwinds related to bank service charges
1
Excludes gains of $9.2 million in 2015 (payroll services sale) and $20.6 million in 2014 (merchant services  joint venture).
$196
$212
$235
$224
$242
$245
2011
2012
2013
2014
2015
2016
Non-Interest Income ex. Bank Service Charges
Bank Service Charges
$118
$108
$107
$106
$101
$98

$829
$831
$839
$842
$861
$864
2011
2012
2013
2014
2015
2016
5-Year CAGR: <1%
Non-Interest Expenses
Controlling costs while still making significant investments in the franchise
Non-Interest Expenses
(excl. merger-related costs)
($ in millions)
Merger-related costs were $42.9 million in 2011 and $4.7 million in 2016.

5-Year CAGR: +11%

People's United Financial, Inc.

8 Profitability Continuing to enhance profitability Earnings Per Common Share $0.55 $0.72 $0.74 $0.84 $0.86 $0.92 2011 2012 2013 2014 2015 2016

✓
			✓
			✓
			✓
			✓
			✓
			✓

People's United Financial, Inc.

Full Year 2016: Goals vs. Actual Results
Goals
1
Actual Results
Loans
Growth
range:
4%
-
6%
5%
Deposits
Growth
range:
4%
-
6%
5%
Net
Interest Income
2
Growth
range:
5%
-
7%
4%
Net
Interest Margin
2.75%
-
2.85%
2.80%
Non-Interest
Income
3
Maintain
non-interest income levels
$343
million in both 2016 & 2015
Non-Interest Expense
(ex. merger-related costs)
$860
million
-
$870
million
$864 million
Credit
Maintain
excellent
credit
quality
Provision
in
the
range
of
$40
million
-
$50
million
Excellent
credit
quality
Provision: $37 million
Capital
Maintain
strong
capital
levels
TCE
/
TA
in
the
range
of
7.0%
-
7.2%
Expect preferred offering in second half of year
Strong capital levels
TCE
/ TA: 7.2%
Completed
preferred
offering
in
4
th
quarter
1
Goals updated on July 21, 2016.
2
Net interest income on a fully taxable equivalent basis was $1.0 billion, an increase of 5%.
3
Adjusted for the 2015 gain on sale of payroll services business.

Full Year 2017 Goals
1
Loans
Deposits
Net Interest Income
Net Interest Margin
Non-Interest Income
Non-Interest Expense
(Excludes Merger-Related Costs)
Credit
Capital
•
Growth
in
the
range
of
4%
-
6%
•
Growth
in
the
range
of
5%
-
7%
•
Range
of
2.80%
-
2.90%
—
Assumes one 25 basis point rate increase in fed funds (mid-year 2017)
—
Essentially no change to current slope of the yield curve
•
Growth
in
the
range
of
5%
-
7%
•
Range
of
$895
million
-
$915
million
•
Maintain excellent credit quality
—
Provision
in
the
range
of
$40
million
-
$50
million
•
Maintain strong capital levels
—
Tier
1
leverage
ratio
in
the
range
of
8.0%
-
8.5%
—
Common
equity
tier
1
capital
ratio
in
the
range
of
9.5%
-
9.7%
•
Growth
in
the
range
of
5%
-
7%
1
Goals reflect full year of Gerstein Fisher results (acquisition closed November 2016), but does not include the pending acquisition of Suffolk Bancorp.

Fourth Quarter 2016 Overview
•
Net
income
of
$75.9
million,
increases
of
3%
and
7%
from
the
3
rd
quarter
and
prior
year
quarter
—
Earnings
per
common
share
of
$0.24,
consistent
with
the
3
rd
quarter
and
up
$0.01
from
prior
year
quarter
•
Net interest income
1
of $247 million, an increase of $2 million or 1%
•
Net interest margin of 2.78%, a decrease of 2 basis points
•
Loan growth of $377 million, 5% annualized growth rate
•
Deposit
growth
of
$205
million,
3%
annualized
growth
rate
•
Non-interest income of $84 million, a decrease of $7 million or 7%
•
Non-interest expense of $217 million, a decrease of $4 million or 2%
Includes
$1.6
million
of
merger-related
costs
compared
to
$3.1
million
in
the
3
rd
quarter
•
Efficiency ratio of 59.3%, an improvement of 60 basis points
•
Net loan charge-offs of 0.06%, an increase of 2 basis points
(Comparisons versus third quarter 2016, unless noted otherwise)
1
Net interest income on a fully taxable equivalent basis was $255 million, an increase of <1%.

3Q 2016
Investments
Originated
Loans
Deposits
Acquired
Loans
Borrowings
4Q 2016
12
Net Interest Income
1
($ in millions)
Linked Quarter Change
$245.3
$246.8
($1.2)
$2.7
1
Net interest income on a fully taxable equivalent basis for 3Q 2016 and 4Q 2016 was $254 million and $255 million, respectively.
$0.3
$0.1
($0.4)

13 Net Interest Margin 3Q 2016 Loan Yield & Mix Borrowings Investments 4Q 2016 Linked Quarter Change 2.80% 2.78% (1 bp) 2 bps (3 bps)

14 Loans ($ in millions, end of period balances) Sep. 30, 2016 Commercial Retail Acquired Dec. 31, 2016 Linked Quarter Change $238 $29,368 $29,745 Annualized linked quarter change: +5% ($35) $174

Deposits
$14,056
$14,260
$6,522
$6,661
$4,687
$4,542
$4,391
$4,398
Sep. 30, 2016
Interest-Bearing
Checking &
Money Market
Non-Interest
Bearing
Savings
Time
Dec. 31, 2016
Linked Quarter Change
($ in millions, end of period balances)
Annualized linked quarter change: +3%
$29,861
$204
$29,656
$7
$139
($145)
Interest-Bearing Checking & Money Market
Non-Interest-Bearing
Time
Savings

Non-Interest Income
($ in millions)
3Q 2016
Insurance
Revenue
Operating
Lease
Income
Bank
Service
Charges
Net
Security
Losses
Gain from Sale
of Ownership
Interest in
Privately-Held
Investment
Investment
Management
Fees
Other
4Q 2016
$90.8
$84.2
Linked Quarter Change
$6.3
($3.0)
($1.7)
($1.1)
($6.0)
$2.6
($3.7)

Non-Interest Expense
($ in millions)
3Q 2016
Compensation
& Benefits
Merger-Related
Costs
Operating Lease
Expense
Professional &
Outside Services
Regulatory
Assessments
Other
4Q 2016
($2.8)
$217.2
$221.4
Linked Quarter Change
$0.5
($1.5)
($1.4)
$0.2
$0.8

Efficiency Ratio
61.0%
62.7%
60.4%
59.9%
59.3%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
61.8%
Beginning
with
first
quarter
2016
results,
the
Company
no
longer
classifies
expenses
related
to
ordinary
and
recurring
branch
closures
and
severance
as
non-operating. In prior quarters, these expenses were excluded from the calculation of the Company’s efficiency ratio. For comparison purposes above, efficiency ratios for prior quarters also display what the metric would have been had these expenses been included.

Asset Quality
Non-Performing Assets / Loans & REO (%)
1
1
Non-performing
assets
(excluding
acquired
non-performing
loans)
as
a
percentage
of
originated
loans
plus
all
REO
and
repossessed
assets;
acquired
non-performing
loans
excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii)
allowance for loan losses established subsequent to acquisition
Notes:
Source: SNL Financial and Company filings.
Top 50 Banks represents the largest 50 banks by total assets in each respective quarter.
Net Charge-Offs / Average Loans (%)
2
2
Ex. acquired loan charge-offs, PBCT’s charge-off ratio was  0.05%, 0.03%, 0.07%, 0.08%, & 0.09% in 4Q 2016, 3Q 2016, 2Q 2016, 1Q 2016 & 4Q 2015, respectively
PBCT
Peer Group (Median)
Top 50 Banks (Median)
PBCT
Peer Group (Median)
Top 50 Banks (Median)
0.09
0.09
0.07
0.04
0.06
0.17
0.19
0.22
0.22
0.18
0.23
0.22
0.0
0.1
0.2
0.3
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
0.66
0.68
0.64
0.63
0.57
1.32
1.79
1.54
1.62
1.21
1.38
1.36
1.25
0.5
1.5
2.0
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
0.24
1.0

Returns
0.75%
0.65%
0.70%
0.73%
0.75%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
10.7%
9.4%
10.1%
10.7%
10.7%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
Return on Average Assets
Return on Average Tangible Common Equity

Capital Ratios
Basel III Notes:
1.
Tier 1 Leverage ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital).
2.
Common
Equity
Tier
1
Capital
ratio
represents
total
stockholder’s
equity,
excluding:
(i)
after-tax
net
unrealized
gains
(losses)
on
certain
securities
classified
as
available
for
sale;
(ii)
after-tax
net
unrealized
gains
(losses)
on
securities
transferred
to
held
to
maturity;
(iii)
goodwill
and
other
acquisition-related
intangibles;
and
(iv)
the
amount
recorded
in
accumulated
other
comprehensive
income
(loss)
relating
to
pension
and
other
postretirement benefits divided by Total Risk-Weighted Assets.
3.
Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets.
4.
Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted Assets, divided by Total Risk-
Weighted Assets.
5.
Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based Capital Ratio, 10%.
Dec. 31,
2015
Mar. 31,
2016
Jun. 30,
2016
Sep. 30,
2016
Dec. 31,
2016
People’s United Financial, Inc.
Tang. Com. Equity/Tang. Assets
7.2%
7.3%
7.2%
7.2%
7.2%
Tier 1 Leverage
1, 5
8.0%
7.9%
7.8%
7.7%
8.5%
Common
Equity
Tier
1
Capital
2,
5
9.8%
9.7%
9.7%
9.7%
9.9%
Tier
1
Risk-Based
Capital
3,
5
9.8%
9.7%
9.7%
9.7%
10.7%
Total
Risk-Based
Capital
4,
5
11.7%
11.5%
11.5%
11.5%
12.5%
People’s United Bank, N.A.
Tier 1 Leverage
1, 5
8.4%
8.8%
8.7%
8.6%
8.9%
Common
Equity
Tier
1
Capital
2,
5
10.2%
10.9%
10.8%
10.8%
11.3%
Tier
1
Risk-Based
Capital
3,
5
10.2%
10.9%
10.8%
10.8%
11.3%
Total
Risk-Based
Capital
4,
5
12.6%
12.9%
12.8%
12.8%
13.4%

Interest Rate Risk Profile
Net Interest Income (NII) Sensitivity
1
Yield curve twist pivot point is 18 month point on yield curve.  Short End defined as overnight to 18 months.
Long End defined as terms greater than 18 months.
-5.0%
4.0%
7.3%
10.1%
12.8%
4.5%
7.9%
10.7%
13.3%
Down 75
Up 100
Up 200
Up 300
Up 400
-2.6%
1.7%
3.3%
-3.4%
2.3%
4.3%
1.9%
4.0%
-5.1%
2.7%
4.6%
Short End -75
Short End +100
Short End +200
Long End -100
Long End +100
Long End +200
Immediate Parallel Shock
Est. Change in NII
Yield Curve Twist
1
Est. Change in NII
Dec. 31, 2016
Sep. 30, 2016

Appendix

Asset Quality
Originated Portfolio Coverage Detail as of December 31, 2016
0.95%
0.30%
0.77%
Commercial
Retail
Total
ALLLs / Loans
NPLs / Loans
ALLLs / NPLs
0.49%
0.55%
0.51%
Commercial
Retail
Total
193%
54%
151%
Commercial
Retail
Total
Note –
ALLLs: Commercial: $199 million, Retail: $24 million, Total: $223 million.

Peer Group
Firm
Ticker
City
State
1
Associated
ASB
Green Bay
WI
2
Citizens
CFG
Providence
RI
3
Comerica
CMA
Dallas
TX
4
Cullen/Frost
CFR
San Antonio
TX
5
East West
EWBC
Pasadena
CA
6
First Horizon
FHN
Memphis
TN
7
Huntington
HBAN
Columbus
OH
8
KeyCorp
KEY
Cleveland
OH
9
M&T
MTB
Buffalo
NY
10
New York Community
NYCB
Westbury
NY
11
Signature
SBNY
New York
NY
12
Synovus
SNV
Columbus
GA
13
Umpqua
UMPQ
Portland
OR
14
Webster
WBS
Waterbury
CT
15
Zions
ZION
Salt Lake City
UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT